EXHIBIT 23.01

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement No. 333-84338 of Icy Splash Food & Beverage Inc. of our report dated
April 15, 2005, appearing in this Annual Report on Form 10-KSB of Icy Splash Food & Beverage, Inc. for the year ended December 31, 2004.


  /s/ Lazar Levine & Felix LLP
New York, New York
April 15, 2005